SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is December 29, 2021.

MFS® Asset Allocation Funds

Effective immediately, the footnote to the Class R6 shares in the "Ticker Symbol" table is deleted in its entirety.
Effective immediately, the following footnote is added to Class 529A, Class 529B, and Class 529C shares in the "Ticker Symbol" table:
  1 On December 8, 2021, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund effective on or about June 9, 2022. All references to Class 529A, Class 529B, and Class 529C shares are hereby deleted on or about June 9, 2022.

Effective immediately, the following is added after the third paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information":
On December 8, 2021, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund effective on or about June 9, 2022. In connection with the termination, all sales of Class 529B and Class 529C shares will be suspended effective after the close of business on or about March 18, 2022, and Class 529B and Class 529C shares will be converted into Class 529A shares of the fund effective on or about March 21, 2022. Current shareholders of Class 529B and Class 529C shares will become shareholders of Class 529A shares with a total net asset value equal to their Class 529B and/or Class 529C shares at the time of the conversion. In addition, effective after the close of business on or about May 13, 2022, all sales and redemptions of Class 529A shares will be suspended in anticipation of a complete redemption of Class 529A shares on or about May 20, 2022.

1047357            1                          MULTI-SUM-SUP-II-122921